Prospectus Supplement	June 10, 2013

In the prospectus for each fund listed below, the sections Fund summary or Fund summaries, How do I sell or exchange fund shares? and Policy on excessive short-term trading are supplemented to reflect that the 1.00% short-term trading fee (also known as a redemption fee) described in the prospectus will no longer apply, effective for shares of the fund purchased on or after June 24, 2013.

Putnam Capital	Putnam High Yield
Opportunities Fund	Advantage Fund

Putnam Capital Spectrum Fund	Putnam High Yield Trust

Putnam Convertible	Putnam International Capital
Securities Fund	Opportunities Fund

Putnam Dynamic Asset	Putnam Small Cap
Allocation Equity Fund	Growth Fund

Putnam Equity Spectrum Fund	Putnam Small Cap Value Fund

Putnam Floating Rate	Putnam Tax-Free
Income Fund	High Yield Fund

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